UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act OF 1934

Date of Report (Date of earliest event reported): May 15, 2018
_____________________

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in its Charter)
_____________________

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-05805	13-2624428
(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its Annual Meeting of Shareholders on Tuesday, May 15, 2018; 3,010,454,268 shares were represented in person or by proxy, or 88.27% of the total shares outstanding.

(b)	The results of shareholder voting on the proposals presented were as follows:

MANAGEMENT PROPOSALS:
Proposal 1- Shareholders elected the 12 director nominees named in the Proxy Statement. All director nominees received at least 88.9% of the votes cast.

Name	For	Against	Abstain	Broker Non-Votes
Linda B. Bammann	2,558,858,758	26,353,475	4,313,574	420,928,461
James A. Bell	2,530,874,040	53,935,722	4,716,045	420,928,461
Stephen B. Burke	2,472,334,052	112,629,064	4,562,691	420,928,461
Todd A. Combs	2,569,525,132	15,300,444	4,700,231	420,928,461
James S. Crown	2,533,759,961	51,078,317	4,687,529	420,928,461
James Dimon	2,462,121,548	114,067,142	13,337,117	420,928,461
Timothy P. Flynn	2,535,858,772	48,994,380	4,672,655	420,928,461
Mellody Hobson	2,530,394,179	52,879,294	6,252,334	420,928,461
Laban P. Jackson, Jr.	2,512,627,374	71,971,134	4,927,299	420,928,461
Michael A. Neal	2,570,059,251	14,569,479	4,897,077	420,928,461
Lee R. Raymond	2,446,007,925	138,631,576	4,886,306	420,928,461
William C. Weldon	2,298,760,126	285,889,126	4,876,555	420,928,461

Proposal 2 - Shareholders approved the ratification of the Special Meeting Provisions in the Firm's By-Laws

For	Against	Abstain	Broker Non-Votes
1,505,934,063	1,076,474,365	7,117,379	420,928,461
58.16%	41.57%	0.27%

Proposal 3 - Shareholders approved the Advisory Resolution to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
2,402,736,322	175,092,745	11,696,740	420,928,461
92.79%	6.76%	0.45%

Proposal 4 - Shareholders approved the Amended and Restated Long-Term Incentive Plan effective May 15, 2018

For	Against	Abstain	Broker Non-Votes
2,471,955,118	106,681,001	10,889,688	420,928,461
95.46%	4.12%	0.42%

Proposal 5 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant's independent registered public accounting firm for 2018

For	Against	Abstain	Broker Non-Votes
2,924,847,637	79,650,683	5,955,948	0
97.15%	2.65%	0.20%

SHAREHOLDER PROPOSALS:

Proposal 6 - Shareholders did not approve the proposal on Independent Board Chairman

For	Against	Abstain	Broker Non-Votes
865,308,542	1,703,313,061	20,904,204	420,928,461
33.41%	65.78%	0.81%

Proposal 7 - Shareholders did not approve the proposal on Vesting for Government Service

For	Against	Abstain	Broker Non-Votes
751,866,182	1,812,740,687	24,918,938	420,928,461
29.04%	70.00%	0.96%

Proposal 8 - Shareholders did not approve the proposal to Report on Investments Tied to Genocide

For	Against	Abstain	Broker Non-Votes
215,725,971	2,298,765,371	75,034,465	420,928,461
8.33%	88.77%	2.90%

Proposal 9 - Shareholders did not approve the proposal on Cumulative Voting

For	Against	Abstain	Broker Non-Votes
223,150,699	2,346,553,004	19,822,104	420,928,461
8.62%	90.62%	0.76%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Holly Youngwood
Name: Title:	Holly Youngwood Managing Director

Date: May 18, 2018